SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 6, 2010
KIRKLAND’S, INC.
(Exact Name of Issuer as Specified in Charter)

Tennessee	000-49885	62-1287151
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or		Identification
Organization)		Number)
2501 McGavock Pike
Suite 1000
Nashville, Tennessee 37214
(Address of Principal Executive Offices)
(615) 872-4800
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 6, 2010, Kirkland’s, Inc. amended its Amended and Restated Charter. The sole purpose of the amendment was to reflect a change in Kirkland’s registered office and agent and principal office.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following is furnished as an exhibit to this report:
     3.1 Amended and Restated Charter of Kirkland’s, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRKLAND’S, INC.
Date: May 7, 2010	By:	/s/ W. Michael Madden
		Name:	W. Michael Madden
		Title:	Senior Vice President and Chief Financial Officer